SECURITIES AND EXCHANGE COMMISSION
                                   Washington, DC 20549

                                         FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                            THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       March 10, 1994






                              CRESTAR FINANCIAL CORPORATION
                  (Exact name of registrant as specified in its charter)




         Virginia                        1-7083                54-0722175
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation of organization)         File Number)       Identification No.)




          919 East Main Street, P.O. Box 26665, Richmond, Virginia 23261-6665
                         (Address of principal executive offices)


Registrant's telephone number, including area code       (804) 782-5000




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ITEM 5.  Other Events
      This Current Report on Form 8-K is being filed in order to file consolidated financial information for Crestar Financial Corporation for the year ended December 31, 1993. Such financial information and management's discussion and analysis thereof follow.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CRESTAR FINANCIAL CORPORATION



Date:     March 10, 1994                    /s/ John C. Clark, III
                                          John C. Clark,III
                                          Corporate Senior Vice President,
                                          General Counsel and Secretary

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                                    EXHIBIT INDEX



          Exhibit
24.1  Consent of KPMG Peat Marwick